                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Furr's/Bishop's, Inc.:

We consent to the use of our report incorporated herein by reference.

                                          /s/ KPMG LLP

Dallas, Texas
December 8, 1999